SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2004

NORCROSS SAFETY PRODUCTS L.L.C.
NORCROSS CAPITAL CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware		61-1283304
Delaware	333-110531	55-0842853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 York Road, Suite 215

Oak Brook, Illinois 60523

(Address of Principal Executive Offices, including Zip Code)

(630) 572-5715

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On August 11, 2004, Norcross Safety Products L.L.C. issued a press release announcing its results of operations for for the second quarter ended July 3, 2004. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, Norcross Safety Products L.L.C. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 11, 2004.

NORCROSS SAFETY PRODUCTS L.L.C.

By:	/s/ DAVID F. MYERS, JR.
David F. Myers, Jr.

Executive Vice President, Chief Financial Officer, Secretary and Manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Norcross Capital Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 11, 2004.

NORCROSS CAPITAL CORP.

By:	/s/ DAVID F. MYERS, JR
David F. Myers, Jr.

Vice President, Secretary (Principal Financial and Accounting Officer), and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on August 11, 2004 announcing operating results for Norcross Safety Products L.L.C. for the second quarter ended July 3, 2004.